Exhibit 10.1

SECOND AMENDMENT TO
REVOLVING CREDIT AND TERM LOAN AGREEMENT

Dated as of January 16, 2004

Among

MAC-GRAY CORPORATION,
MAC-GRAY SERVICES, INC.,
AND
INTIRION CORPORATION

CITIZENS BANK OF MASSACHUSETTS

AND

THE OTHER LENDING INSTITUTIONS WHICH MAY BECOME

PARTIES TO THIS AGREEMENT, AS AMENDED

AND

CITIZENS BANK OF MASSACHUSETTS,

AS ADMINISTRATIVE AGENT

AND ARRANGER

AND

BANKNORTH, N.A., AS SYNDICATION AGENT

AND

KEYBANK, N.A.,

AS DOCUMENTATION AGENT

SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT

This SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT is entered into as of January 16, 2004 by and among MAC-GRAY CORPORATION, MAC-GRAY SERVICES, INC., and INTIRION CORPORATION, each a Delaware corporation, having its principal place of business and chief executive office at 22 Water Street, Cambridge, Massachusetts 02141 (collectively, the “Borrower”), CITIZENS BANK OF MASSACHUSETTS (“Citizens”), having its head office at 28 State Street, Boston, Massachusetts 02109, each of the other lending institutions listed on Schedule 1 hereto on the date hereof (Citizens and each such other lending institution, and the other lending institutions which may now or hereafter become parties hereto pursuant to Section 9.10 individually, a “Bank” and collectively, the “Banks”), BankNorth, N.A., as syndication agent, and KeyBank, N.A. as documentation agent for itself and each other Bank.

Recitals

The Borrower and the Banks are parties to a certain Revolving Credit and Term Loan Agreement dated as of June 24, 2003 (as amended, modified or supplemented from time to time, the “Credit Agreement”).  The Borrower and the Banks desire to amend the Credit Agreement in various respects.  All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

NOW, THEREFORE, the Borrower and the Banks hereby amend the Credit Agreement as follows:

Section 1.                                            Definitions.  Section 1.1 of the Credit Agreement is hereby amended as follows:

The definitions of Commitment, Commitment Percentage, Funded Debt Ratio, Revolving Credit Commitment, Revolving Credit Commitment Percentage, Revolving Credit Maturity Date, Revolving Credit Loans, Term Loan, Term Loan Commitment, Term Loan Commitment Percentage, Term Loan Maturity Date, and Total Commitment are hereby deleted in their entirety and the following new definitions are substituted therefor:

Commitment.  With respect to each Bank, the amount set forth on Schedule 1 as such Bank’s (i) Revolving Credit Commitment and (ii) Term Loan Commitment, as such Bank’s Commitment may be modified pursuant hereto and as in effect from time to time (as evidenced by an updated Schedule 1 circulated by the Administrative Agent from time to time to reflect assignments permitted by Section 9.10).

Commitment Percentage.  With respect to each Bank, the percentage set forth on Schedule 1 hereto as such Bank’s percentage of the aggregate Revolving Credit Commitments and Term Loan Commitments.  Schedule 1 may be updated by the Administrative Agent from time to time to reflect any changes to the Commitment Percentages.

Funded Debt Ratio. As at the end of any fiscal quarter of the Borrower Affiliated Group, the ratio of (i) Total Funded Debt as at the end of such fiscal quarter, to (ii) EBITDA for the four consecutive fiscal quarters of the Borrower Affiliated Group ending on the last day of such fiscal quarter, subject to any proforma adjustments to EBITDA (A) for any acquired entities in connection with any Permitted Acquisitions based on identified cost improvements calculated in accordance with Section 6.5, subject to the Administrative Agent’s approval of any such adjustments in its reasonable discretion and (B) for the Web Acquisition as provided in the last sentence of Section 6.5.

Revolving Credit Commitment.  In relation to any Bank, the maximum amount of Revolving Credit Loans that such Bank shall be committed to make to the Borrower upon the terms and subject to the conditions contained in this Agreement, as set forth on Schedule 1, as such Schedule 1 may be updated by the Administrative Agent from time to time to reflect any changes in the Revolving Credit Commitments as a result of assignments permitted by Section 9.10.

Revolving Credit Commitment Percentage.  With respect to each Bank having a Revolving Credit Commitment, the percentage set forth on Schedule 1 as such Bank’s percentage of the aggregate Revolving Credit Commitments of all the Banks.  Schedule 1 shall be updated by the Administrative Agent from time to time to reflect any changes in the Revolving Credit Commitment Percentages.

Revolving Credit Maturity Date.  December 31, 2006.

Revolving Credit Loans.  Collectively, the loans in the maximum aggregate principal amount of $70,000,000 made or to be made to the Borrower by the Banks pursuant to this Agreement (including Section 2.1(a) hereof) and subject to the limitations contained herein.

Term Loan.  The term loan in the original principal amount of $35,000,000 made or to be made to the Borrower on the Closing Date by the Banks having a Term Loan Commitment pursuant to this Agreement (including Section 2.1(d) hereof), and subject to the limitations contained herein.

Term Loan Commitment.  In relation to any Bank, the maximum liability of such Bank, as set forth on Schedule 1, to participate in making the Term Loan to the Borrower upon the terms and subject to the conditions contained in this Agreement.  Schedule 1 shall be updated by the Administrative Agent from time to time to reflect any changes in the Term Loan Commitments as a result of assignments permitted by Section 9.10.

Term Loan Commitment Percentage.  With respect to each Bank having a Term Loan Commitment, the percentage set forth on Schedule 1 as such Bank’s percentage of the aggregate Term Loan Commitments of all the Banks.  Schedule 1 shall be updated by the Administrative Agent from time to time to reflect any changes in the Term Loan Commitment Percentages.

Term Loan Maturity Date.  December 31, 2008.

Total Commitment.  As of any date, the sum of the then-current Commitments of the Banks, provided that the Total Commitment shall not at any time exceed $105,000,000.

Section 2.                                            Definitions.  Section 1.1 of the Credit Agreement is hereby further amended by adding the following new definitions:

Web.  Web Service Company, Inc., a California corporation.

Web Acquisition.  The acquisition by Services of certain assets of Web pursuant to the Web Purchase Agreement.

Web Purchase Agreement.  The Asset Purchase Agreement dated January 16, 2004 between Services and Web.

Section 3.                                            Section 2.2(a) of the Credit Agreement is hereby deleted in its entirety and the following new Section 2.2(a) is substituted therefor:

The Revolving Credit Notes.  The Revolving Credit Loans shall be evidenced by separate Amended and Restated Revolving Credit Notes of the Borrower to each Bank having a Revolving Credit Commitment in or substantially in the form of Exhibit A-1 hereto (collectively, the “Revolving Credit Notes”), with appropriate insertions for each such Bank.

Section 4.                                            Section 2.2(b) of the Credit Agreement is hereby deleted in its entirety and the following new Section 2.2(b) is substituted therefor:

The Term Notes.  The Term Loan shall be evidenced by separate Amended and Restated Term Notes of the Borrower to each Bank having a Term Loan Commitment in or substantially in the form of Exhibit A-2 hereto (collectively, the “Term Notes”), with appropriate insertions for each such Bank.

Section 5.                                            The table set forth in Section 2.5 of the Credit Agreement is hereby deleted in its entirety and the following new table is substituted therefor:

Funded Debt Ratio	Commitment Fee
Less than or equal to 3.25 to 1.00 but greater than or equal to 3.00 to 1.00	0.500%
Less than 3.00 to 1.00 but greater than or equal to 1.75 to 1.00	0.375%
Less than 1.75 to 1.00	0.25%

Section 6.                                            Table 1 set forth in Section 2.9(c) of the Credit Agreement is hereby deleted in its entirety and the following new Table 1 is substituted therefor:

Table 1

Revolving Credit Loans
and the Term Loan

Funded Debt Ratio		Applicable Prime Rate Margin	Applicable LIBOR Margin

a)	less than or equal to 3.25 to 1 but greater than or equal to 3.00 to 1	0.00%	2.50%

b)	less than 3.00 to 1 but greater than or equal to 2.25 to 1	0.00%	2.00%

c)	less than 2.25 to 1 but greater than or equal to 1.50 to 1	0.00%	1.75%

d)	less than 1.50 to 1	0.00%	1.50%

Section 7.                                            Section 2.12(b) of the Credit Agreement is hereby deleted in its entirety and the following new Section 2.12(b) is substituted therefor:

(b)                         The entire principal of the Term Notes shall be payable by the Borrower to the Banks in 20 consecutive quarterly installments of principal.  Such quarterly installments of principal shall be payable on the installment payment dates, and shall be in the amounts, set forth below:

Installment Payment Date	Aggregate Amount of Payment
03/31/04	$1,250,000
06/30/04	$1,250,000
09/30/04	$1,250,000
12/31/04	$1,250,000
03/31/05	$1,250,000
06/30/05	$1,250,000
09/30/05	$1,250,000
12/31/05	$1,250,000
03/31/06	$1,250,000
06/30/06	$1,250,000
09/30/06	$1,250,000
12/31/06	$1,250,000
03/31/07	$1,250,000
06/30/07	$1,250,000
09/30/07	$1,250,000
12/31/07	$1,250,000
03/31/08	$1,250,000
06/30/08	$1,250,000
9/30/08	$1,250,000
12/31/08	$11,250,000

All of the indebtedness evidenced by each Term Note shall, if not sooner paid, be in any event absolutely and unconditionally due and payable in full by the Borrower to the Banks on the Term Loan Maturity Date.

Section 8.                                            Section 2.12(e)(i) of the Credit Agreement is hereby deleted in its entirety and the following new Section 2.12(e)(i) substituted therefor:

(i)                                     subject to Section 6.5, an amount equal to 50% of the Net Proceeds received by the Borrower or any other member of the Borrower Affiliated Group from the sale or other disposition of any of its respective non-core assets, except for (v) sales of Inventory in the ordinary course of business, (w) sales of assets wholly in the ordinary course of business having an aggregate purchase price of not more than $750,000 (together with amounts under subclause (y) below) in any fiscal year, provided that all such sales are made at fair market value, (x) the sale to Web of certain equipment located in Texas and Colorado and related laundry facility leases for aggregate consideration not exceeding $2,000,000 in value and (y) sales of obsolete equipment having an aggregate value not exceeding $750,000 (together with amounts under subclause (w) above) in any fiscal year, provided that the proceeds of such sales under clauses (v), (w) and (y) are reinvested in equipment serving the same or similar function within 60 days after the receipt of such Net Proceeds and further provided that the remaining 50% of the Net Proceeds received by the Borrower or any other member of the Borrower Affiliated Group from the sale or other disposition of any of its respective non-core assets shall be due and payable one (1) year from the date of such asset sale to the extent such Net Proceeds are not reinvested in Permitted Acquisitions during such period;

Section 9.                                            Section 5.7 of the Credit Agreement is hereby deleted in its entirety and the following new Section 5.7 substituted therefor:

5.7                                 Interest Rate Protection.  Within thirty (30) days of the Closing Date, the Borrower shall enter into, and thereafter the Borrower shall maintain in effect, certain Hedging Contracts in form and substance reasonably satisfactory to the Administrative Agent, providing for the rate of interest applicable to the Loans to be capped at a level above the LIBOR Rate plus the Applicable LIBOR Margin prevailing on the effective date of such interest rate protection arrangements (the “Effective Date”) acceptable to the

Administrative Agent in its reasonable discretion with respect to not less than $60,000,000 of principal of the Loans, as reduced by any term loan principal installment payments made by the Borrower in accordance with Section 2.12(b), such interest rate protection arrangements to remain in effect from the Effective Date through the third anniversary of the Effective Date.

Section 10.                                      Section 6.1(c) of the Credit Agreement is hereby deleted in its entirety and the following new Section 6.1(c) is substituted therefor:

(c)                                  Indebtedness in respect of capital leases and purchase money security interests of the Borrower Affiliated Group representing obligations permitted to be incurred by the terms of this Agreement and incurred in the ordinary course of business and consistent with past practices; provided, that the aggregate principal amount of Indebtedness permitted by this clause (c) shall not exceed (i) $3,500,000 in the case of vehicle capital leases or purchase money security interests, and (ii) $1,000,000 for all other purposes, at any one time outstanding;

Section 11.                                      Section 6.5 of the Credit Agreement is hereby deleted in its entirety and the following new Section 6.5 is substituted therefor:

6.5                                 Merger; Consolidation; Sale or Lease of Assets; Permitted Acquisitions.  The Borrower shall not, nor shall the Borrower permit any other member of the Borrower Affiliated Group to, (a) sell, lease or otherwise dispose of assets or properties (valued at the lower of cost or fair market value), other than (i) sales of Inventory in the ordinary course of business, and (ii) sales of assets not in the ordinary course of business in an aggregate amount not to exceed $500,000 in any fiscal year of the Borrower Affiliated Group, provided that the Borrower may sell to Web certain equipment located in Texas and Colorado and related laundry facility leases for aggregate consideration not exceeding $2,000,000 in value; or (b) liquidate, merge or consolidate into or with any other Person or enter into or undertake any plan or agreement of liquidation, merger or consolidation with any other Person, provided that any wholly-owned Subsidiary of the Borrower may merge or consolidate into or with (i) the Borrower if no Default or Event of Default has occurred and is continuing or would result from such merger and if the Borrower is the surviving company, or (ii) any other wholly-owned Subsidiary of the Borrower; or (c) without the prior written consent of the Majority Banks, acquire all or substantially all of the assets (or a division) or capital stock (or other equity) of any Person, provided that the Borrower may consummate the Web Acquisition and may make acquisitions (the Web Acquisition, together with such other acquisitions, “Permitted Acquisitions” and each individually, a “Permitted Acquisition”) (a) of up to $5,000,000 individually or in the aggregate until December 31, 2004 without the prior written consent of the Majority Banks (provided that no Default or Event of Default shall have occurred hereunder), and (b) after December 31, 2004, without the prior written consent of the Majority Banks, so long as (i) the Borrower shall be in compliance with all representations, warranties and covenants set forth in this Agreement and the other Loan Documents before and after giving effect to each proposed acquisition, (ii) the Borrower shall then have at least $5,000,000 in availability in Revolving Credit Loans, after giving effect to the proposed acquisition, (iii) the entity to be acquired by the Borrower shall be in the card and coin-operated laundry business and its operations shall be located in or adjacent to the Borrower’s existing markets, (iv) the entity to be acquired by the Borrower shall have positive EBITDA for at least the 12-month period prior to the acquisition, such that the acquisition shall be deemed accretive by the Lenders, (v) the consideration for any such acquisition or combination of acquisitions shall not exceed $15,000,000 in the aggregate, and (vi) for covenant purposes, the Borrower may make proforma adjustments to the EBITDA calculations set forth herein of any such acquired entities based on identified cost improvements, subject to the Administrative Agent’s satisfactory review in its reasonable discretion of such adjustments. In addition, in calculating EBITDA for purposes of determining compliance with the covenants contained in Sections 6.6 and 6.9 of this Agreement for any period, EBITDA shall be increased by $1,829,500 for each of the calendar quarters ended June 30, 2003, September 30, 2003, December 31, 2003 and March 31, 2004 to give proforma effect to the Web Acquisition, provided that for the quarter ended March 31, 2004, the $1,829,500 increase in EBITDA shall be prorated for such quarter based upon the actual number of days elapsed prior to the closing of the Web Acquisition.

Section 12.                                      Section 6.6 of the Credit Agreement is hereby deleted in its entirety and the following new Section 6.6 is substituted therefor:

6.6                                 Maximum Total Leverage.  The Borrower shall not at any time permit the Funded Debt Ratio of the Borrower Affiliated Group as at the last day of any fiscal quarter in any fiscal period to be greater than (x) 3.25 to 1.00 at any time until December 31, 2004, and  (y) 3.00 to 1.00 from December 31, 2004 and at any time thereafter.

Section 13.                                      Section 6.11 of the Credit Agreement is hereby deleted in its entirety and the following new Section 6.11 is substituted therefor:

6.11                           Maximum Capital Expenditures and Prepaid Commission Expenses.  The sum of Capital Expenditures made, and Prepaid Commission Expenses paid, by the Borrower Affiliated Group, in the aggregate, shall not exceed $25,000,000 in any fiscal year (including in connection with the Web Acquisition), provided that the foregoing limitation shall not apply to any Capital Expenditures made by the Borrower for any acquired entities in connection with Permitted Acquisitions for the first twelve (12) months immediately following each such acquisition.

Section 14.                                      Section 6.12 of the Credit Agreement is hereby deleted in its entirety and the following new Section 6.12 is substituted therefor:

6.12                           Restricted Payments.  The Borrower shall not, nor shall the Borrower permit any other member of the Borrower Affiliated Group to, pay, make or declare any Restricted Payment.  Notwithstanding the foregoing, (i) the Borrower may make regularly scheduled payments on the Existing Debt and the Seller Subordinated Debt (each as in effect on the Closing Date) to the extent no Default or Event of Default then exists or would result from the making of any such payment, (ii) the Borrower’s Subsidiaries may from time to time make distributions to the Borrower, and (iii) the Borrower may make Restricted Payments of up to $2,500,000 in the aggregate in connection with the repurchase of Borrower’s common stock commencing January 1, 2005, provided that the Borrower has, as of the date of any such Restricted Payments, no less than $5,000,000 of unused and available Revolving Loans after giving effect to such repurchase.  Neither the Borrower nor any other member of the Borrower Affiliated Group will enter into any agreement, contract or arrangement (other than the Loan Documents) restricting the ability of any Subsidiary of the Borrower or any other member of the Borrower Affiliated Group to pay or make dividends or distributions in cash or kind, to make loans, advances or other payments of any nature or to make transfers or distributions of all or any part of its assets to the Borrower or any other member of the Borrower Affiliated Group.

Section 15.                                      Representations and Warranties; No Default.  The Borrower and each other member of the Borrower Affiliated Group, jointly and severally, hereby confirm to the Bank the representations and warranties of the Borrower set forth in Section IV of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full, except for representations and warranties made as of a certain date, which shall be true and correct only as of such date.  The Borrower and each other member of the Borrower Affiliated Group hereby certify that no Default exists under the Credit Agreement.

Section 16.                                      Amendment and Closing Fees. Upon the Banks’ execution and delivery of this Second Amendment, the Banks shall have earned in full (i) an amendment fee equal to .125% of the Banks’ existing Commitment (prior to giving effect to this Second Amendment) and (ii) a closing fee equal to .50% of their share of the increase to the Revolving Loans and Term Loan in the aggregate principal amount of $25,000,000, as provided herein. The Borrower hereby authorizes the Administrative Agent to charge any of its accounts with the Administrative Agent for the amendment and closing fees on the date they are payable pursuant to the terms hereof.

Section 17.                                      Effectiveness; Conditions to Effectiveness. This Second Amendment shall become effective as of January 16, 2004 upon execution hereof by the parties and satisfaction of the following conditions:

(i)                                     The Borrower shall have executed and delivered the Revolving Credit Notes and the Term Notes in favor of the Banks, as provided in Section 2 and Section 3 hereof.

(ii)                                  The Administrative Agent shall have received:

(a)                                  The favorable opinion of Goodwin Procter LLP, counsel for the Borrower, dated as of such date and in form and substance satisfactory to the Administrative Agent, the Banks and their counsel.

(b)                                 The favorable opinion of Jeffer, Mangels, Butler & Marmaro LLP, counsel for Web, dated as of such date and in form and substance satisfactory to the Administrative Agent, the Banks and their counsel.

(c)                                  A notice of borrowing duly executed by a duly authorized officer of the Borrower in accordance with Section 2.4 hereof.

(d)                                 Such certified charters, by-laws, corporate resolutions, secretary’s certificates and closing certificates with respect to the Borrower as the Administrative Agent shall have requested.

(e)                                  Such security documents, assignments of leases, assignments of contracts, assignments of intellectual property and other assignments, landlord waivers and other related documents as the Administrative Agent shall have requested.

(f)                                    Such updated insurance certificates including the assets acquired from Web and naming the Administrative Agent as loss payee and additional insured as the Administrative Agent shall deem necessary or advisable.

(g)                                 The Web Purchase Agreement and all related transaction documents shall be in form and substance satisfactory to the Administrative Agent.  The Web Acquisition shall have been consummated in accordance with the terms of the Web Purchase Agreement, all covenants and agreements required to be performed by Web and Services in connection therewith shall have been fully performed and the rights, remedies and indemnities of Services set forth in the Web Purchase Agreement shall have been assigned to the Administrative Agent.

(h)                                 Such appraisals with respect to the assets of the Borrower (after giving effect to the Web Acquisition) as the Administrative Agent shall deem necessary or advisable.

(i)                                     Such pro formas consolidated financial statements of the Borrower (after giving effect to the Web Acquisition) prepared by the Borrower in accordance with generally accepted accounting principles in form and substance satisfactory to the Administrative Agent as the Administrative Agent shall have requested.

(j)                                     The Administrative Agent shall have received the original stock certificates, together with stock powers endorsed in blank, for (i) all of the issued and outstanding capital stock of each member of the Borrower Affiliated Group except Mac-Gray and any Foreign Subsidiary (as defined in the Mac-Gray Pledge Agreement) and (ii) 65% of the issued and outstanding capital stock of any Foreign Subsidiary.

Section 18.                                      Miscellaneous.  The Borrower agrees to pay on demand all of the Banks’ expenses in preparing, executing and delivering this Second Amendment to Revolving Credit and Term Loan Agreement, and all related instruments and documents, including, without limitation, the fees and out-of-pocket expenses of the Bank’s counsel, Mintz Levin Cohn Ferris

Glovsky and Popeo, P.C. simultaneously with the effectiveness of this Second Amendment to Revolving Credit and Term Loan Agreement. This Second Amendment to Revolving Credit and Term Loan Agreement shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts and may be signed in counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Borrower and the Banks have caused this Second Amendment to Revolving Credit and Term Loan Agreement to be executed by their duly authorized officers as of the date first set forth above.

WITNESS:	MAC-GRAY CORPORATION

/s/ Graeme S.R. Brown	By:	/s/ Stewart Gray MacDonald, Jr.
		Name:	Stewart Gray MacDonald, Jr.
		Title:	Chairman and Chief Executive Officer

MAC-GRAY SERVICES, INC.

	By:	/s/ Stewart Gray MacDonald, Jr.
		Name:	Stewart Gray MacDonald, Jr.
		Title:	President

INTIRION CORPORATION

	By:	/s/ Stewart Gray MacDonald, Jr.
		Name:	Stewart Gray MacDonald, Jr.
		Title:	President

The Administrative Agent:

CITIZENS BANK OF MASSACHUSETTS

	By:	/s/ Michael St. Jean
		Name:	Michael St. Jean
		Title:	Vice President

The Documentation Agent:

KEYBANK, N.A.

By:	/s/ Lisa Hudson
	Name:	Lisa Hudson
	Title:	Vice President

The Syndication Agent:

BANKNORTH, N.A.

By:	/s/ Jeffrey R. Westling
	Name:	Jeffrey R. Westling
	Title:	Senior Vice President

(signatures continued on next page)

The Banks:

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Michael St. Jean
	Name:	Michael St. Jean
	Title:	Vice President

BANKNORTH, N.A.

By:	/s/ Jeffrey R. Westling
	Name:	Jeffrey R. Westling
	Title:	Senior Vice President

CAMBRIDGE SAVINGS BANK

By:	/s/ William F. McSweeney, Jr.
	Name:	William F. McSweeney, Jr.
	Title:	Senior Vice President

EASTERN BANK

By:	/s/ Joseph V. Leary
	Name:	Joseph V. Leary
	Title:	Vice President

KEYBANK, N.A.

By:	/s/ Lisa Hudson
	Name:	Lisa Hudson
	Title:	Vice President

HSBC BANK USA

By:	/s/ Patrick J. Doulin
	Name:	Patrick J. Doulin
	Title:	Senior Vice President

SCHEDULE 1

Commitment and Commitment Percentages

1.	Bank	Revolving Credit Commitment	Percentage

	Citizens Bank of Massachusetts 28 State Street Boston, MA 02109	$18,000,000.00	25.714%

	BankNorth, N.A. 7 New England Executive Park Burlington, MA 01803	$16,333,333.33	23.333%

	Cambridge Savings Bank 1374 Massachusetts Avenue Cambridge, MA 02138	$4,666,666.67	6.667%

	Eastern Bank 265 Franklin Street Boston, MA 02110	$7,333,333.34	10.476%

	Key Bank, N.A. 176 Federal Street, 3rd Floor Boston, MA 02110	$12,333,333.33	17.619%

	HSBC Bank USA 17 South Broadway Nyack, NY 10960	$11,333,333.33	16.190%

	TOTAL	$70,000,000	100%

2.	Bank	Term Loan Commitment	Percentage

	Citizens Bank of Massachusetts 28 State Street Boston, MA 02109	$9,000,000.00	25.714%

	BankNorth, N.A. 7 New England Executive Park Burlington, MA 01803	$8,166,666.67	23.333%

	Cambridge Savings Bank 1374 Massachusetts Avenue Cambridge, MA 02138	$2,333,333.33	6.667%

	Eastern Bank 265 Franklin Street Boston, MA 02110	$3,666,666.66	10.476%

	Key Bank, N.A. 176 Federal Street Boston, MA 02110	$6,166,666.67	17.619%

	HSBC Bank USA 17 South Broadway Nyack, NY 10960	$5,666,666.67	16.190%

	TOTAL	$35,000,000	100%

EXHIBIT A-1

[FORM OF AMENDED AND RESTATED REVOLVING CREDIT NOTE]

$	Date: January , 2004

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their successors in title and assigns, collectively, called the “Borrowers”), by this promissory note (hereinafter, together with the Schedule annexed hereto, called “this Note”), absolutely and unconditionally and jointly and severally promise to pay to the order of                                                   a [national banking association organized under the laws of the United States of America] (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of                                      and      /100 Dollars ($                     ), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving credit loans under the Loan Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

Capitalized terms used herein without definition shall have the meaning set forth in the Loan Agreement.

The unpaid principal (not at the time overdue) under this Note shall bear interest at the rate or rates from time to time in effect under the Loan Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Loan Agreement.

On December 31, 2006, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the Bank, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Loan Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely and jointly and severally due and payable by the Borrowers to the Bank on demand by the Administrative Agent.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded daily until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Administrative Agent in dollars, for the account of the Bank, at the address of the Administrative Agent set forth in the Loan Agreement, on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to the Revolving Credit and Term Loan Agreement, dated as of June 24, 2003, among (i) the Borrowers, (ii) the Banks and (iii) the Administrative Agent (hereinafter, as originally executed, and as now or hereafter varied or supplemented or amended and restated, called the “Loan Agreement”), to which reference is hereby made for a statement of the terms and conditions (to the extent not set forth herein) under which the Loans evidenced by this Note were made and are to be repaid.  This Note evidences the joint and several obligation of the Borrowers (a) to repay the principal amount of the Bank’s Commitment Percentage of the Revolving Credit Loans made by the Banks to the Borrowers pursuant to the Loan Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder or thereunder as herein and therein provided.  The payment of the principal of and the interest on this Note and the payment of all (if any) other amounts as may become due and payable on or in respect of this Note are secured by certain collateral, as evidenced by the Security Documents.  Reference is hereby made to the Loan Agreement (including the Exhibits and Schedules annexed thereto) and to the other Security Documents for a complete statement of the terms thereof and for a description of such collateral.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Loan Agreement.  The Borrowers will have an obligation to prepay principal of this Note from time to time if and to the extent required under, and upon the terms contained in, the Loan Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Loan Agreement.

Pursuant to and upon the terms contained in Section 7 of the Loan Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the Bank without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers, excepting only for notice expressly provided for in the Loan Agreement.

All computations of interest payable as provided in this Note shall be made by the Administrative Agent in accordance with the terms of the Loan Agreement.  The interest rate in effect from time to time shall be determined in accordance with the terms of the Loan Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and reasonable attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

Each of the Borrowers and every endorser and guarantor of this Note hereby irrevocably waives notice of acceptance, presentment, demand, notice of nonpayment, protest, notice of protest, suit and all other demands, notices and other conditions precedent in connection with the delivery, acceptance, performance, default, collection and/or enforcement of this Note or any collateral or security therefor, except for notices expressly provided for in the Loan Agreement or any other Loan Document, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

Each of the Borrowers hereby absolutely and irrevocably consents and submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts or of the United States of America for the District of Massachusetts in connection with any actions or proceedings brought against any Borrower by the holder hereof arising out of or relating to this Note.

THE BORROWERS AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.  THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND THE MAKE THE LOAN.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

(Signatures on next page)

IN WITNESS WHEREOF, this REVOLVING CREDIT NOTE has been duly executed under seal by the undersigned on the day and in the year first above written in Boston, Massachusetts.

WITNESS:	MAC-GRAY CORPORATION

By:
		Name:	Stewart Gray MacDonald, Jr.
		Title:	Chairman and Chief Executive Officer

MAC-GRAY SERVICES, INC.

By:
		Name:	Stewart Gray MacDonald, Jr.
		Title:	President

INTIRION CORPORATION

By:
		Name:	Stewart Gray MacDonald, Jr.
		Title:	President

SCHEDULE TO REVOLVING CREDIT NOTE

DATE	AMOUNT OF LOAN	TYPE OF LOAN (PRIME RATE OR LIBOR	APPLICABLE PRIME RATE MARGIN OR APPLICABLE LIBOR MARGIN	INTEREST RATE*	INTEREST PERIOD**	AMOUNT PAID	NOTATION MADE BY

*                                         or Prime Rate Loans, insert “Prime Rate plus Applicable Prime Rate Margin”

For LIBOR Loans, insert “LIBOR Rate plus Applicable LIBOR Margin”

**                                  or LIBOR Loans only

EXHIBIT A-2

[FORM OF AMENDED AND RESTATED TERM NOTE]

$	Date: January , 2004

FOR VALUE RECEIVED, the undersigned.(hereinafter, together with their successors in title and assigns, collectively, called the “Borrowers”), by this promissory note (hereinafter, together with the Schedule annexed hereto, called “this Note”), absolutely and unconditionally and jointly and severally promise to pay to the order of                                                      a [national banking association organized under the laws of the United States of America] (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of                                                      and     /l00 Dollars ($                      ), or, if less, the aggregate principal outstanding amount of all fundings made under the Term Loan by the Bank pursuant to the Loan Agreement (as hereinafter defined), and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

Capitalized terms used herein without definition shall have the meaning set forth in the Loan Agreement.

The unpaid principal (not at the time overdue) under this Note shall bear interest at the rate or rates from time to time in effect under the Loan Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Loan Agreement.

Subject to the prepayment provisions of the Loan Agreement, the entire principal of this Note shall be payable by the Borrowers to the holder hereof in twenty (20) consecutive quarter-annual installments of principal, with such installments to be payable on the last day of each September, December, March and June in each year, beginning March 31, 2004, and with the last of such twenty (20) installments to be payable on December 31, 2008.  While any principal hereof remains unpaid, subject to the prepayment provisions of the Loan Agreement, there shall become absolutely due and payable by the Borrowers hereunder in succession, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the twenty (20) such quarter-annual installments of the principal of this Note.  Subject to the prepayment provisions in the Loan Agreement, the amount of each installment of principal payable by the Borrowers is set forth in the table opposite the date on which such installment shall become due and payable hereunder:

Installment Payment Date	Aggregate Amount of Payment
03/31/04
06/30/04
09/30/04
12/31/05
03/31/05
06/30/05
09/30/05
12/31/05
03/31/06
06/30/06
09/30/06
12/31/06
03/31/07
06/30/07
09/30/07
12/31/07
03/31/08
06/30/08
09/30/08
12/31/08

On December 31, 2008, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the Bank, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Loan Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely and jointly and severally due and payable by the Borrowers to the Bank on demand by the Administrative Agent.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded daily until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Administrative Agent in dollars, for the account of the Bank, at the address of the Administrative Agent set forth in the Loan Agreement, on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to the Revolving Credit and Term Loan Agreement, dated as of June 24, 2003, among (i) the Borrowers, (ii) the Banks, and (iii) the Administrative Agent (hereinafter, as originally executed, and as now or hereafter varied or supplemented or amended and restated, called the “Loan Agreement”), to which reference is hereby made for a statement of the terms and conditions (to the extent not set forth herein) under which the Loan evidenced hereby was made and is to be repaid.  This Note evidences the joint and several obligation of the Borrowers (a) to repay the principal amount of

2

the Bank’s Commitment Percentage of the Term Loan made by the Banks to the Borrowers pursuant to the Loan Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder or thereunder as herein and therein provided.  The payment of the principal of and the interest on this Note and the payment of all (if any) other amounts as may become due and payable on or in respect of this Note are secured by certain collateral, as evidenced by the Security Documents.  Reference is hereby made to the Loan Agreement (including the Exhibits and Schedules annexed thereto) and to the other Security Documents for a complete statement of the terms thereof and for a description of such collateral.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Loan Agreement.  The Borrowers will have an obligation to prepay principal of this Note from time to time if and to the extent required under, and upon the terms contained in, the Loan Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Loan Agreement.  Any prepaid principal of this Note may not be reborrowed.

Pursuant to and upon the terms contained in Section 7 of the Loan Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the Bank without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers, excepting only for notice expressly provided for in the Loan Agreement.

All computations of interest payable as provided in this Note shall be made by the Administrative Agent in accordance with the terms of the Loan Agreement.  The interest rate in effect from time to time shall be determined in accordance with the terms of the Loan Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and reasonable attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

3

Each of the Borrowers and every endorser and guarantor of this Note hereby irrevocably waives notice of acceptance, presentment, demand, notice of nonpayment, protest, notice of protest, suit and all other demands, notices and other conditions precedent in connection with the delivery, acceptance, performance, default, collection and/or enforcement of this Note or any collateral or security therefor, except for notices’ expressly provided for in the Loan Agreement or any other Loan Document, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

Each of the Borrowers hereby absolutely and irrevocably consents and submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts or of the United States of America for the District of Massachusetts in connection with any actions or proceedings brought against any Borrower by the holder hereof arising out of or relating to this Note.

THE BORROWERS AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.  THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND THE MAKE THE LOAN.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

(Signatures on next page)

4

IN WITNESS WHEREOF, this TERM NOTE has been duly executed under seal by the undersigned on the day and in the year first above written in Boston, Massachusetts.

WITNESS:	MAC-GRAY CORPORATION

By:
		Name:	Stewart Gray MacDonald, Jr.
		Title:	Chairman and Chief Executive Officer

MAC-GRAY SERVICES, INC.

By:
		Name:	Stewart Gray MacDonald, Jr.
		Title:	President

INTIRION CORPORATION

By:
		Name:	Stewart Gray MacDonald, Jr.
		Title:	President

5

SCHEDULE TO TERM NOTE

DATE	AMOUNT OF LOAN	TYPE OF LOAN (PRIME RATE OR LIBOR	APPLICABLE PRIME RATE MARGIN OR APPLICABLE LIBOR MARGIN	INTEREST RATE*	INTEREST PERIOD**	AMOUNT PAID	NOTATION MADE BY

*                                         or Prime Rate Loans, insert “Prime Rate plus Applicable Prime Rate Margin”

For LIBOR Loans, insert “LIBOR Rate plus Applicable LIBOR Margin”

**                                  or LIBOR Loans only

6